Tuition Assistance  Policy  for  Nutranomics,  Inc.

Nutranomics, Inc.  is  willing  to  pay  for  the  cost  of  Employee  education  for  employees  that  meet   specific criteria  and  that  will  improve  the  value  of  employees  to  the  Company.   However,  due  to  the   expense involved,  the  Company  must  have  a commitment from  the  employee  receiving  the   education; a  commitment  to  insure  they  will  apply  this  education  while  employed with the   Company.

Employee agrees  and  understands  this education is  a  voluntary  effort  for  which  no  wages  will  be   paid.

As consideration  for  the  payment,  Employee  agrees  to  continue  employment  with  Company,  from   the commencement  of  the  training, for  an  additional  5  (five)  years,  through  February  25,  2018.  If  for   any reason  the  Employee  voluntarily  leaves  the  Company,  or  is  terminated  for  good  cause,  he  or  she   agrees upon  termination  to  repay  the  amount  on   a  prorated basis  of  months  completed  from  the   beginning of  the  training  to  his  or  her  termination  date.   (See  attached  spreadsheet)

If Employee  is  obligated  to  refund  tuition  reimbursement  under the terms  of  this  Agreement,  the   Company will  withhold  any  amount  due  under this Agreement  from  Employee's  last  paycheck.  By   signing this  Agreement,  Employee  expressly  authorizes  and  agrees  to  have  the  Company  deduct  any   amounts owed  under  this  Agreement  from  his/her  last  paycheck.  After  such deduction, any   remaining balance  owed  to  the  Company  shall  continue  to  be  an  obligation  of  Employee  to  the   Company. Employee  agrees  to  repay  any  remaining  balance  owed  after  the  deduction  from  the  final   paycheck to  the  Company within 20  (twenty)  business  days  of  the  date  of  termination.

This agreement  does  not  constitute  an  Employment  Agreement.  The  employment  relationship   remains "at-will",  meaning Employee and  the  Company  have  the  right  to  terminate  employment  at   any time,  with  or  without  notice, and without  the  need  for  cause.  Employee  understands  that  he  or she must  meet  the  Company's  standards  of  conduct  and  performance  during  this  period  of  time.  No   one other  than the President  of  the  Company  has  the  authority  to  alter  this  arrangement  which  will   be provided  to  the  Employee  in  writing.

Should it  become  necessary  for  the  Company  to  file  suit  in  order  to  collect  these  costs,  Employee   agrees to  pay  all  costs  of  said  suit,  attorney's  fees,  and  other  related  costs  by  the  Company,  as  well  as   interest all  owed  at  the  legal  rate  on  the  amount  owed  to  the  Company.

Employee's signature  below  indicates  that  the  Employee  has  fully  read  this  Agreement,  fully   understands and  agrees  to  its  terms  and  is  entering  into  this  Agreement  knowingly  and  voluntarily.

/s/ Nathan Jenson 3-21-13                                              /s/ Tracy Gibbs 3-21-13

Signature of  Employee  &  Date                                       Signature of  Employer  &  Date

Month        Incur               Earn Back     Balance

M a r-13	$1,300.00	$433.33	$867
Apr-13	$1,300.00	$433.33	$1,733
May-13	$1,300.00	$433.33	$2, 600
Jun-13	$1,300.00	$433.33	$3,467
Jul-13	$1,300.00	$433.33	$4,333
Aug-13	$1,300.00	$433.33	$5,200
Sep-13	$1,300.00	$433.33	$6,067
Oct-13	$1,300.00	$433.33	$6,933
Nov-13	$1,300.00	$433.33	$7, 800
Dec-13	$1,300.00	$433.33	$8,667
Jan-14	$1,300.00	$433.33	$9, 533
Feb-14	$1, 300.00	$433.33	$10,400
Mar-14	$1.300.00	$433.33	$11,267
Apr-14	$1,300.00	$433.33	$12,133
May-14	$1, 300.00	$433.33	$13, 000
Jun-14	$1,300.00	$433.33	$13,867
Jul-14	$1,300.00	$433.33	$14,733
Aug-14	$1,300.00	$433.33	$15, 600
Sep-14	$1,300.00	$433.33	$16,467
Oct-14	$1,300.00	$433.33	$17,333
Nov-14		$433.33	$16,900
Dec-14		$433.33	$16,467
Jan-15		$433.33	$16,033
Feb-15		$433.33	$15, 600
Mar-15		$433.33	$15,167
Apr-15		$433.33	$14,733
May-15		$433.33	$14,300
Jun-15		$433.33	$13, 867
Jul-15		$433.33	$13,433
Aug-15		$433.33	$13, 000
Sep-15		$433.33	$12, 567
Oct-15		$433.33	$12,133
Nov-15		$433.33	$11,700
Dec-15		$433.33	$11, 267
Jan-16		$433.33	$10,833
Feb-16		$433.33	$10,400
Mar-16		$433.33	$9, 967
Apr-1 6		$433.33	$9,533
May-16		$433.33	$9,100
Jun-16		$433.33	$8,667
Jul-16		$433.33	$8,233
Au g-16		$433.33	$7, 800
Sep-16		$433.33	$7 ,367
Oct-16		$433.33	$6, 933
Nov-16		$433.33	$6,500
Dec-16		$433.33	$6,067
Jan-17		$433.33	$5, 633

Feb-17	$433.33	$5,2 00
Mar-17	$433.33	$4,767
Apr-17	$433.33	$4,333
May-17	$433.33	$3,900
Jun-17	$433.33	$3,467
Jul-17	$433.33	$3,033
Aug-17	$433.33	$2,600
Sep-17	$433.33	$2,167
Oct-17	$433.33	$1,733
Nov-17	$433.33	$1, 300
Dec-17	$433.33	$867
Jan-18	$433.33	$433
Feb-18	$433.33	$0

Employment Agreement

Memorandum

To:               Nate Jenson

From:           Tracy Gibbs

Date:            May 14,  2012

Subject:       Employment Agreement

Attached to  this  memorandum  is  an  Employment  Agreement,  the  purpose  of  which  is spell out  the  terms  and  conditions  of  your  employment  relationship  with  NutraNomics

Employment Agreement

This Agreement  is  effective  May 14, 2012  by  and  between  NutraNomics  a  Utah corporation, hereinafter called ("Employer")  and  Nathan  Jenson,  an  individual  (hereinafter   called  "Employee").

Recitals

A.                  The  Employee  has  acquired  skills  and  training  and  gained  knowledge  of  the Employer's industry.

B.                  The  Employer  has  employed  Nathan  Jenson  as  Chief  Financial  Officer  and  he  has been an  employee  since  May  14,  2012.

C.                   The Employee  desires  to  continue  to  be  employed  by  the  Employer  and  is  willing to do  so  on  the  following  terms  and  conditions.

1.      At  Will.  The  Employee  is  hereby  employed  by  NutraNomics  and  employment  is at will,  which  means  that  either  party  can  terminate  the  employment  relationship at any  time  with  or  without  prior  notice.  There  is  no  specific  length  of employment written,  verbal,  or  implied.

2.      Accuracy of Information.    NutraNomics  relies  upon  the  accuracy  of  the information submitted  of  the  employee  in  his/her  resume  and  elsewhere  during the hiring  process.   Any  misrepresentations, falsifications, or  material  omissions in any  of  this  information  or  data  may  result  in  the  termination  of  employment. As part  of  the  hiring  process  or  thereafter,  NutraNomics  may  obtain  a  consumer report, a  criminal  background  check  or  seek  to  verify  your  work  history  or  other information contained in your  application  or  resume.  If  adverse  employment action is  taken  based  in  whole  or  in  part  as  a  result  of  theses  inquiries,  you  will  be notified and  may  be  given  a  chance  to  dispute  the  information.

3.       Employee's  Duties  and  Authority.   The Employer shall employ the Employee in such other  capacity  or  capacities  as  the  Employer  may  from  time  to  time

prescribe.   Employee  shall  fully  perform  all  duties,  responsibilities  and  services requested by  NutraNomics,  their  on-site  supervisors,  and  management.

Moreover, at  all  times  during  employment  with  NutraNomics,  the  Employee  shall strictly adhere  to  and  comply  with  the  rules  and  regulations  in  NutraNomics  Employee  Handbook  now  in  effect  or  as  subsequently  modified.

4.      Other  Business  Activities.    During  employment,  the  Employee   shall  devote  his/ her work  efforts  to  the  performance  of  this  Agreement  and  shall  not,  without  the Employer's prior  written  consent,  engage  in  any  other  business  activity  that  would materially interfere  with  the  performance  of  his/  her  duties  under  this  Agreement.

4.1 Reasonable  Time  and  Effort  Required.   During his/  her  employment,  the Employee shall  devote  such time, interest,  and  effort  to  the  performance  of  this Agreement as  may  be  fair  and  reasonable.

5.       Non-Competition During Employment     During the  employment  term,  the Employee shall  not,  in  any  fashion,  participate  or  engage  in  any  activity  or  other business competitive  with  the  Employer's  business.   In  addition,  the  Employee, while employed,  shall  not  take  any  action  without  the  Employer's  prior  written consent to  establish,  form,  or  become  employed  by  a  competing  business.   The Employees' failure  to  comply  with  the  provisions  of  the  preceding  sentence  shall give the  Employer  the  right  (in  addition  to  all  other  remedies  the  Employer  may have) to  terminate  any  benefits  or  compensation  wTitten  or  orally  expressed  during  the  time  of  employ.

6.       Place of  Employment.    During the  employment  term  the  Employee  shall  perform the services  required  at  the  Employer's  offices,  located  at  11487  South  700  East Draper, Utah  84020  or  other  official  locations  of  the  company.

7.       Salary.   The Employer  shall  pay  monthly  to  the  Employee  the  rate  of  $5,500.00, payable every  2  weeks.  The  Employee  is  to  work 40 hours  per  week  unless otherwise determined  by  duties.   The  Employee  shall  receive  as  a  bonus,  1%  of  annual  profit,  paid  in  the  first  quarter  following  the  fiscal  year.

8.       Additional Benefits.    As The  Employee  has  been  working  for  Nutranomics  on  a contract basis  for  two  and  a  half  years,  he  is  entitled  to  receive  other  benefits  of employment generally  available  to  the  Employees  who  have  reached  their  90  day trial period,  including  4  (four)  free  NutraNomics  products  per  month,  10  vacation days per  year,  paid  holidays,  and  health  insurance  in  accordance  with  the employee handbook.

9.     Expenses.   The Employer  shall  reimburse  the  Employee  for  reasonable  expenses incurred in  connection  with  the  Employee's  performance  of  his  I  her  duties including travel  expenses,  food,  and  lodging  while  away  from  home,  pursuant  to the Employer's  reimbursement  policies.

10.  Employee's Right  of  Ownership.    All inventions  conceived  or  developed  by  the Employee during  the  term  of this Agreement  for  and  in  behalf  of  Employer  shall remain the  property  of the Employer.  As  to  all  such  inventions  with  respect  that the equipment,  supplies,  facilities,  or  trade  secret  information  of  the  Employer was used,  or  that  relate  to  the  business  of  the  Employer  or  to  the  Employer's actual or  demonstrably  anticipated  research  and  development,  or  that  result  from any work  performed  by  the  Employee  for  the  Employer  shall  remain  the  property of the  Employer.

11.    Indemnification By  Employer.    The Employer  shall,  to the maximum  extent permitted by  law,  indemnify  and  hold  the  Employee  harmless  against  reasonable attorney fees,  judgments,  fines,  settlements,  and  other  amounts  actually  and Employee's employment by  the  Employer.

12.   Employer   Termination

12.1      Involuntary Termination  of  Agreement.    Employement is  also  at  will  (see C l  ).

12.2      Termination For  Cause.   The Employer  may  terminate  this  Agreement  at any time  without  notice  if  the  Employee  commits  any  material  act  of dishonesty, discloses  confidential  information,  is  guilty  of  gross carelessness or  misconduct,  or  unjustifiably  neglects  his  I  her  duties  under this Agreement,  or  acts  in  any  way  that  has  a  direct,  substantial,  and adverse effect  on  the  Employer's  reputation.  If  Termination  For  Cause occurs due  to  an  illegal  act  by  the  Employee  which  may  cause  fiscal damage to  the  Company  and  its  its  owners,  the  Employer  has  the  right  to request any  ownership  shares  held  by  the  Employee.

13.   Employee   Termination

13.1      Termination on Resignation.   The Employee  may  terminate  this  Agreement  by giving the  Employer  one  months'  prior  written  notice  of  resignation.

13.2      Termination on  Retirement.    This Agreement  shall  be  terminated  by  the Employee voluntary  retirement,  that  retirement  shall  be  effective  on  the  last  day of any  fiscal  year,  provided  that  the  effective  date  of  retirement  occurs  after  the Employee's 65th  birthday,  and  that  the  Employee  gives  the  Employer  six  months' prior written  notice.

13.3     Termination  on  Disability.  Utah  law  applies.

13.4  Termination on  Death.    If the  Employee dies  during  the  period  of  employment  this  Agreement  shall  then  be  terminated.

13.5  Termination or  Assignment  on  Merger.    In the  event  of  a  merger  where  the Employer is  not  the  surviving  entity,  or  of  a  sale  of  all  or  substantially  all  of  the Employer's assets,  the  Employer  may,  at  its  sole  option  (1)  assign  this  Agreement and all  rights  and  obligations  under  it  to  any  business  entity  that  succeeds  to  all  or substantially all  of  the  Employer's  business  through  that  merger  or  sale  of  assets, or (2)  on  at  least  30  days'  prior  written  notice  to  the  Employee,  terminate  this Agreement effective  on  the  date  of  the  merger  or  sale  of  assets.

14.  Non-disclosure/ Non-compete  After  Termination.   Because of  his / her employment by  the  Employer,  the  Employee  will  have  access  to  trade  secrets and confidential information  about  the  Employer  which  may  include,  but  is  not limited to,  methods,  processes,  formulas, systems. Techniques,  computer programs, research  projects,  customer  lists,  pricing  data,  sources  of  supply, financial data  and  marketing  its  products,  and  merchandising  systems  or plans.  In consideration  of  his / her  access  to  this  information,  the  Employee  agrees  for  a period of  three  (3)  years  thereaftyer,  notwithstanding  the  cause  or  reason  of termination, Employee  shall  not  disclose  to  any  person,  partnership,  corporation or other  entity,  either  directly  or  indirectly  or use for  Employee's  own  benefit  any confidential information  as  described  above.

15  Arbitration.    Any controversy  or  claim  arising  out  of  or  relating  to  this Agreement, shall  be  settled  by  arbitration  in  accordance  with  the  Commercial Arbitration Rules  of  the  American  Arbitration  Association,  and  Judgment  on  the award rendered  by  the  arbitrators  may  be  entered  in  any  court  having  jurisdiction. There shall  be  three  arbitrators,  one  to  be  chosen  directly  by  each  party  at  will, and the  third  arbitrator  to  be  selected  by  the  two  arbitrators  so  chosen.   Each  party shall pay  the  fees  of  the  arbitrator  he  / she  selects  and  of his / her  own  attorneys, and the  expenses  of his / her  witnesses  and  all  other  expenses  connected  with presenting his  / her  case.   Other  costs  of  the  arbitration,  including  the  cost  of  any record or  transcripts  of the arbitration,  administrative  fees,  the  fee  of  the  third arbitrator, and  all  other  fees  and  costs,  shall  be  borne  equally  by  the  parties.  Despite the  forgoing,  the  arbitrators  may  assign  to  one  party  or  the  other  any  and all fees  and  costs  as  part  of  any  arbitration  award.

16.    Entire Agreement.    Except as  otherwise  provided  in  this  Agreement,  no  change or modification  shall  be  valid  unless  the  same  is  in  writing  and  signed  be  the Employee and  the  General  Manager  of  NutraNomics.   No  waiver  of  any  provision of this  Agreement  shall  be  valid  unless  in  writing  and  signed  be  the  person  against whom it  is  sought  to  be  enforced.   The  failure  of  any  party  to  insist  strict performance of  any  conditions,  promise,  agreement,  or  understanding  set  forth herein, shall  not  be  construed  as  a  waiver  or  a  relinguishment,  of  the  right  to  insist upon strict  performance  of the same  condition,  promise,  agreement,  or understanding at  a  future  time.   The  Agreement  sets  forth  all  of  the  promises, agreements, conditions,  understanding,  warranties,  and  representations  between NutraNomics and  the  Employee  and  in  the  respect  to  the  relationship  established by.

17.     Choice of  Law.    The formation,  construction,  and  performance  of this Agreement shall  be  construed  in  accordance  with  the  laws  of  Utah

18.   Notices.   Any  notice  to  the  Employer  required  or  permitted  under  this

Agreement shall  be  given  in  writing  to  the  Employer,  either  by  personal  service  or by registered  or  certified  mail,  postage  prepaid,  addressed  to  Health  Education Corporation Attn:  Diana  Brown  or  Tracy  Gibbs,  at  its  then  principal  place  of business.  Any  such  notice  to  the  Employee  shall  be  given  in  a  like   manner and,  if mailed, shall  be  addressed  to  the  Employee  at  his  / her  home  address  then  shown in the  Employer's  files.  For  the  purpose  of  determining  compliance  with  any  time limit in  this  Agreement,  a  notice  shall  be  deemed  to  have  been  duly  given  (I  )  on the date  of  service,  if served personally  on  the  party  to  whom notice is  to  be given, or  (2)  on  the  second  business  day  after  mailing,  if  mailed  to  the  party  to whom the  notice  is  to  be  given  in  the  manner  provided  in  this  section.

19.  Severability.   If  any  provision  of  this  Agreement  is  held  invalid  or unenforceable, the  remainder of this  Agreement  shall  nevertheless  remain  in  full force and  effect.  If  any  provision  is  held  invalid  or  unenforceable  with  respect  to particular circumstances,  it  shall  nevertheless  remain  in  full  force  and  effect  in  all other circumstances.

Executed by  the  parties  as  of  the  day  and  year  first  written  above.  This  agreement  shall not be  valid  or  binding  upon  any  of  the  parties  hereto  until  signed  by  the  Employee  and accepted and  signed  by  NutraNomics.

Employer

Signature:________________________________             Date:______________

Name (print): ____________________________               Title:______________

Employee

Signature: /s/ Nathan Jenson                                                Date: 5-9-2012

Name (print): Nathan Jenson